UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2017

Xtant Medical Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane
Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Twelfth Amendment and Waiver to Amended and Restated Credit Agreement

Effective March 31, 2017, Bacterin International, Inc. (“Bacterin”), a Nevada corporation and wholly-owned subsidiary of Xtant Medical Holdings, Inc. (the “Company”), as borrower, the Company, X-Spine Systems, Inc., an Ohio corporation and wholly-owned subsidiary of the Company, and Xtant Medical, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, collectively as the guarantors, ROS Acquisition Offshore LP (“ROS”) and OrbiMed Royalty Opportunities II, LP (“Royalty Opportunities”), entered into the Twelfth Amendment and Waiver to Amended and Restated Credit Agreement (the “Amendment”), which amended the existing Amended and Restated Credit Agreement (the “Facility”).

Prior amendments to the Facility deferred Bacterin’s accrued interest payment date for the fiscal quarter ended on December 31, 2016 until March 31, 2017. The Amendment further defers Bacterin’s accrued interest payment date for the fiscal quarter ended on December 31, 2016 until April 30, 2017, while also deferring Bacterin’s accrued interest payment date for the fiscal quarter ended on March 31, 2017 until April 30, 2017.

The interest due on April 30, 2017 for the fiscal quarter ended on December 31, 2016 will be $1,147,329.47, plus interest accrued on such interest from January 2, 2017 until paid at a rate equal to 14% plus the higher of the LIBO Rate (as defined in the Facility) for the fiscal quarter ended on December 31, 2016, or 1%. The interest due on April 30, 2017 for the fiscal quarter ended on March 31, 2017 will be $1,139,597.47, plus interest accrued on such interest from April 1, 2017 until paid at a rate equal to 14% plus the higher of the LIBO Rate for the fiscal quarter ended on March 31, 2017, or 1%.

The Amendment modified the minimum revenue base covenant for the quarter ending March 31, 2017. The Amendment also modified the minimum liquidity financial covenant of the Facility by allowing the Company and its subsidiaries to maintain a liquidity amount of not less than $500,000 until June 30, 2017. At all times after June 30, 2017, the liquidity of the Company and its subsidiaries must not be less than $5,000,000. The Amendment modified the consolidated senior leverage ratio financial covenant of the Facility by moving the commencement date of the covenant from the most recent four fiscal quarters ended March 31, 2017, to the most recent four fiscal quarters ended June 30, 2017. Finally, the Amendment waived any non-compliance with the covenant set forth in Section 7.1(c) of the Facility due to the going concern qualification included in the Company’s audit report for the year ended December 31, 2016.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

Indenture Waiver

Effective March 31, 2017, the Company, ROS and Royalty Opportunities entered into a waiver letter (the “Indenture Waiver”) of the Indenture, dated as of July 31, 2015, between Bacterin and Wilmington Trust, National Association, as trustee (the “Indenture”). Under the Indenture Waiver, ROS and Royalty Opportunities waived any non-compliance with the covenant set forth in Section 6.01(a)(vii) of the Indenture due to the going concern qualification included in the Company’s audit report for the year ended December 31, 2016.

The foregoing description of the Indenture Waiver does not purport to be complete and is qualified in its entirety by reference to the Indenture Waiver, which is attached hereto as Exhibit 10.2, and is incorporated by reference herein.

Notes Waiver

Effective March 31, 2017, ROS and Royalty Opportunities executed a waiver (the “Notes Waiver”) of multiple Convertible Promissory Notes dated between April 14, 2016 to January 17, 2017 and issued by the Company to ROS and Royalty Opportunities (the “Notes”). Under the Notes Waiver, ROS and Royalty Opportunities waived any non-compliance with the covenants set forth in Section 6.01(a)(vii) of their respective Notes due to the going concern qualification included in the Company’s audit report for the year ended December 31, 2016.

The foregoing description of the Notes Waiver does not purport to be complete and is qualified in its entirety by reference to the Notes Waiver, which is attached hereto as Exhibit 10.3, and is incorporated by reference herein.

Item 2.03	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release on April 5, 2017 entitled “XTNT Receives Going Concern Opinion,” which is attached as Exhibit 99.1 and incorporated herein.

The information in this Item 7.01 and the document attached as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Twelfth Amendment and Waiver to Amended and Restated Credit Agreement, dated as of March 31, 2017, by and among Bacterin International, Inc., Xtant Medical Holdings, Inc., X-Spine Systems, Inc., Xtant Medical, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.
10.2	Waiver Letter, dated as of March 31, 2017, by and among Xtant Medical Holdings, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.
10.3	Waiver, dated as of March 31, 2017, by ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.
99.1	Press Release dated April 5, 2017 entitled “XTNT Receives Going Concern Opinion”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2017
XTANT MEDICAL HOLDINGS, INC.

By: /s/ John Gandolfo
Name: John Gandolfo
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Twelfth Amendment and Waiver to Amended and Restated Credit Agreement, dated as of March 31, 2017, by and among Bacterin International, Inc., Xtant Medical Holdings, Inc., X-Spine Systems, Inc., Xtant Medical, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.
10.2	Waiver Letter, dated as of March 31, 2017, by and among Xtant Medical Holdings, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.
10.3	Waiver, dated as of March 31, 2017, by ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.
99.1	Press Release dated April 5, 2017 entitled “XTNT Receives Going Concern Opinion”